Exhibit 99.1

# Quarterly Financial Supplement

FOR THE PERIOD ENDED DECEMBER 31, 2020

S I T E

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED DECEMBER 31, 2020 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-

looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2020. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Fourth Quarter and Year-End 2020 Operating Results

BEACHWOOD, OHIO, February 18, 2021/Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter and year ended December 31, 2020.

“Leasing activity and collections momentum continued to build through year-end and we are encouraged by the pace of recovery in our operations,” commented David R. Lukes, President and Chief Executive Officer. “This level of activity, coupled with our financial position, with no material near-term maturities or capital commitments, and our focused portfolio targeting the highest household income communities in the United States gives me confidence in our Company’s outlook for sustainable growth.”

Results for the Quarter

•

Fourth quarter net loss attributable to common shareholders was $6.4 million, or $0.03 per diluted share, as compared to net income of $9.7 million, or $0.05 per diluted share, in the year-ago period. The year-over-year decrease in net income was primarily attributable to the impact of the COVID-19 pandemic and lower joint venture fees related to the sale of the Company’s stake in the DDRTC joint venture.

•

Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $48.3 million, or $0.25 per diluted share, compared to $62.3 million, or $0.33 per diluted share, in the year-ago period. The year-over-year decrease was primarily attributable to the impact of the COVID-19 pandemic and lower joint venture fees related to the sale of the Company’s stake in the DDRTC joint venture.

Results for the Year

•

Net income attributable to common shareholders for the year ended December 31, 2020, was $15.2 million, or $0.08 per diluted share, which compares to net income of $61.3 million, or $0.33 per diluted share for the prior year.

•	Operating FFO was $0.99 per diluted share for the full year 2020, which compares to $1.27 per diluted share for 2019.

Significant Fourth Quarter and Recent Activity

•	Fourth quarter of 2020 total leasing volume was the highest produced since the third quarter of 2018 and represented a year-over-year increase of 51% as compared to the fourth quarter of 2019.
•

On October 15, 2020, an affiliate of Blackstone transferred its common equity interest in BRE DDR IV to the Company for consideration of $1.00 and the Company’s preferred investment in the BRE DDR IV joint venture was redeemed, thereby leaving the Company as the sole owner of (i) the seven properties owned by the BRE DDR IV joint venture, including Echelon Village Plaza and Larkin’s Corner, in which the Company did not previously have a material economic interest, and (ii) $5.4 million in cash. These seven properties are subject to existing mortgage loans which had an aggregate outstanding principal balance of $146.6 million as of October 15, 2020.

•

On November 20, 2020, the Company transferred its common and preferred equity interest in the BRE DDR III joint venture to an affiliate of Blackstone in exchange for White Oak Village and Midtowne Park and $4.9 million in cash. These two properties are subject to existing mortgage loans, which had an aggregate outstanding principal balance of $50.0 million as of November 20, 2020.

•

On February 2, 2021, the Company, along with its partners, sold a parcel of undeveloped land in Richmond Hill, Ontario. SITE Centers’ share of net proceeds totaled approximately $22 million after accounting for customary closing costs and foreign currency translation. As of December 31, 2020, the Company’s net investment had a book value of $3.3 million. Subsequent to the transaction, the Company has no other investments outside the continental United States.

•

On February 18, 2021 the Company declared its first quarter 2021 common stock dividend of $0.11 per share. The common stock dividend is payable on April 6, 2021 to shareholders of record at the close of business on March 18, 2021. The Board of Directors has not made any decisions with respect to the dividend policy beyond the first quarter of 2021.

Significant Full-Year Activity

•

Sold two unconsolidated shopping centers and land parcels for an aggregate sales price of $36.2 million, or $14.1 million at SITE Centers’ share, including $7.5 million from the repayment of a mezzanine loan.

•	Completed the sale of SITE Centers’ 15% stake in the DDRTC Joint Venture to its partner, TIAA-CREF, which resulted in net proceeds to the Company of $140.4 million.
•

Repaid $200 million aggregate principal amount of 4.625% senior unsecured notes due 2022. The Company recorded a charge in connection with the notes’ prepayment of $17.2 million primarily related to prepayment penalties.

•	Repurchased 0.8 million of its common shares for $7.5 million. The shares were repurchased at a weighted-average price of $9.18 per share.
•

Issued the Company’s sixth Corporate Responsibility and Sustainability Report (www.sitecenters.com/2019CSR). This report was completed in alignment with the Global Reporting Initiative (GRI) and with the Sustainability Accounting Standards Board (SASB) metrics and frameworks and provides updates on the annual results of the Company’s corporate responsibility and sustainability programs.

•	Included in Newsweek’s annual list of America’s Most Responsible Companies for the second consecutive year.
•	Included in Bloomberg Gender Equality Index which tracks performance of companies committed to gender equality for the second consecutive year.

Key Quarterly Operating Results

•

Reported a decrease of 11.8% and 10.9% in SSNOI on a pro rata basis for the fourth quarter of 2020 and for the year ended December 31, 2020, respectively, excluding redevelopment, primarily due to the impact of the COVID-19 pandemic. Including redevelopment, SSNOI decreased by 12.0% and 11.1% on a pro rata basis for the quarter and year ended December 31, 2020, respectively.

•

Generated new leasing spreads of 8.0% and renewal leasing spreads of 2.7%, both on a pro rata basis, for the trailing twelve-month period and new leasing spreads of -3.8% and renewal leasing spreads of -1.9%, both on a pro rata basis, for the fourth quarter of 2020. Fourth quarter renewal spreads were impacted by the Company’s decision to execute a short-term renewal with one anchor in order to maintain occupancy.

•

Reported a leased rate of 91.6% at December 31, 2020, compared to 91.9% at September 30, 2020 and 93.8% at December 31, 2019, in each case on a pro rata basis. The sequential decline was primarily related to the bankruptcy of Steinmart and related store closures.

•	As of December 31, 2020, the signed but not opened spread was 290 basis points representing $12.8 million of annualized base rent on a pro rata basis.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.50 at December 31, 2020, compared to $18.25 at December 31, 2019.

COVID-19 Update

•

SITE Centers continues to work with tenants to maximize their ability to provide goods and services to customers in accordance with phased openings in the municipalities where the Company operates as well as other public health measures and practices. Efforts include facilitating curbside and online purchase pick-up, utilization of social media platforms, and on site promotional programs and marketing. Our property operations team continues to monitor CDC and local governmental health agencies to ensure property level practices are in line with best practices and engage with property level vendors in accordance with its Vendor COVID Operating Protocol.

•

As of February 12, 2021, all of the Company’s properties remain open and operational with 98% of tenants, at the Company’s share and based on average base rents, open for business. This compares to an open rate low of 45% as of April 5, 2020 and 98% as of October 23, 2020.

•

As of February 12, 2021, the Company’s tenants had paid approximately 94% of fourth quarter 2020 and 94% of January 2021 rent. The payment rates for the Company’s tenants, at the Company’s share and based on average base rents are reflected as follows:

	2Q20	3Q20	4Q20	January 2021
As of February 12, 2021	79%	88%	94%	94%
As of October 23, 2020	70%	84%	90%	N/A
As of July 24, 2020	64%	71%	N/A	N/A

•

As of February 12, 2021, agreed upon rent deferral arrangements with tenants that remain unpaid represented 11% of second quarter 2020 rents, 8% of third quarter 2020 rents and 2% of fourth quarter rents. Deferral arrangements represent 1% of January 2021 rents.

Guidance

The Company estimates net income attributable to common shareholders for 2021 to be from $(0.06) to $0.05 per diluted share and Operating FFO to be $0.90 to $1.00 per diluted share. RVI disposition and refinancing fees, debt extinguishment and mark-to-market adjustments of equity awards are excluded from guidance.

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

FY 2021E Per Share - Diluted
Net income attributable to Common Shareholders	($0.06) - $0.05
Depreciation and amortization of real estate	0.86 - 0.89
Equity in net (income) of JVs	(0.01)
JVs' FFO	0.08 - 0.10
FFO (NAREIT) and Operating FFO	$0.90 - $1.00

Other key assumptions for 2021 guidance include:

FY2021E
Joint Venture fee income	$11 – $15 million
RVI fee income (excluding disposition fees) (1)	$13 – $17 million

(1)	Consistent with 2019 and 2020, guidance excludes impact of disposition and refinancing fees from RVI for the full year.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers located in suburban, high household income communities. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 4946984 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ web site at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 10150669 through March 18, 2021. Copies of the Company’s Supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons). In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended December 31, 2020. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		4Q20	4Q19	12M20	12M19
	Revenues:
	Rental income (1)	$108,382	$110,866	$414,864	$443,421
	Other property revenues	91	926	1,895	4,330
	Business interruption income	0	0	0	885
		108,473	111,792	416,759	448,636
	Expenses:
	Operating and maintenance	18,027	17,033	68,801	71,355
	Real estate taxes	18,054	16,046	69,601	68,308
		36,081	33,079	138,402	139,663

	Net operating income	72,392	78,713	278,357	308,973

	Other income (expense):
	Fee income (2)	9,425	13,992	43,574	59,352
	Interest income	1,408	4,351	11,888	18,009
	Interest expense	(19,117)	(20,748)	(77,604)	(84,721)
	Depreciation and amortization	(45,655)	(41,687)	(170,669)	(165,087)
	General and administrative (3)	(14,339)	(14,036)	(52,881)	(58,384)
	Other (expense) income, net (4)	(193)	611	(18,400)	357
	Impairment charges	(5,200)	0	(5,200)	(3,370)
	(Loss) income before earnings from JVs and other	(1,279)	21,196	9,065	75,129

	Equity in net income of JVs	608	6,073	1,516	11,519
	Reserve of preferred equity interests	0	(3,438)	(19,393)	(15,544)
	(Loss) gain on sale and change in control of interests, net	(171)	0	45,464	0
	Gain on disposition of real estate, net	76	293	1,069	31,380
	Tax (expense) benefit	(272)	168	(1,131)	(659)
	Net (loss) income	(1,038)	24,292	36,590	101,825
	Non-controlling interests	(247)	(290)	(869)	(1,126)
	Net (loss) income SITE Centers	(1,285)	24,002	35,721	100,699
	Write-off of preferred share original issuance costs	0	(7,176)	0	(7,176)
	Preferred dividends	(5,133)	(7,082)	(20,531)	(32,231)
	Net (loss) income Common Shareholders	($6,418)	$9,744	$15,190	$61,292

	Weighted average shares – Basic – EPS	193,248	190,360	193,336	183,026
	Assumed conversion of diluted securities	0	162	441	228
	Weighted average shares – Basic & Diluted – EPS	193,248	190,522	193,777	183,254

	Earnings per common share – Basic	$(0.03)	$0.05	$0.08	$0.33
	Earnings per common share – Diluted	$(0.03)	$0.05	$0.08	$0.33

(1)	Rental income:
	Minimum rents	$75,412	$76,121	$303,828	$301,252
	Ground lease minimum rents	6,076	5,213	22,395	20,272
	Recoveries	26,760	25,529	107,132	106,995
	Uncollectible revenue	(3,989)	205	(31,908)	27
	Percentage and overage rent	1,172	1,278	2,942	4,117
	Ancillary and other rental income	1,725	2,306	5,984	7,539
	Lease termination fees	1,226	214	4,491	3,219

(2)	Fee Income:
	JV and other fees	3,771	7,399	19,247	29,305
	RVI fees	5,133	6,401	21,185	24,895
	RVI disposition fees	521	192	3,142	3,352
	RVI refinancing fee	0	0	0	1,800

(3)	Mark-to-market adjustment (PRSUs)	(929)	928	688	(1,891)
	Executive separation charge	0	0	(1,650)	0

(4)	Other income (expense), net
	Transaction and other expense, net	(193)	611	(1,214)	775
	Debt extinguishment costs, net	0	0	(17,186)	(418)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	4Q20	4Q19	12M20	12M19
Net (loss) income attributable to Common Shareholders	($6,418)	$9,744	$15,190	$61,292
Depreciation and amortization of real estate	44,233	39,889	165,122	158,813
Equity in net income of JVs	(608)	(6,073)	(1,516)	(11,519)
JVs' FFO	5,142	9,359	19,671	33,528
Non-controlling interests	7	28	35	113
Impairment of real estate	5,200	0	5,200	3,370
Reserve of preferred equity interests	0	3,438	19,393	15,544
Loss (gain) on sale and change in control of interests, net	171	0	(45,464)	0
Gain on disposition of real estate, net	(76)	(293)	(1,069)	(31,380)
FFO attributable to Common Shareholders	$47,651	$56,092	$176,562	$229,761
RVI disposition and refinancing fees	(521)	(192)	(3,142)	(5,152)
Mark-to-market adjustment (PRSUs)	929	(928)	(688)	1,891
Hurricane property income, net	0	0	0	(885)
Executive separation charge	0	0	1,650	0
Debt extinguishment, transaction, net	193	189	18,400	632
Joint ventures - debt extinguishment, other	0	(53)	42	(60)
Write-off of preferred share original issuance costs	0	7,176	0	7,176
Total non-operating items, net	601	6,192	16,262	3,602
Operating FFO attributable to Common Shareholders	$48,252	$62,284	$192,824	$233,363

Weighted average shares & units – Basic: FFO & OFFO	193,388	190,501	193,477	183,168
Assumed conversion of dilutive securities	449	162	441	228
Weighted average shares & units – Diluted: FFO & OFFO	193,837	190,663	193,918	183,396

FFO per share – Basic	$0.25	$0.29	$0.91	$1.25
FFO per share – Diluted	$0.25	$0.29	$0.91	$1.25
Operating FFO per share – Basic	$0.25	$0.33	$1.00	$1.27
Operating FFO per share – Diluted	$0.25	$0.33	$0.99	$1.27
Common stock dividends declared, per share	$0.05	$0.20	$0.25	$0.80

Capital expenditures (SITE Centers share):
Development and redevelopment costs	2,873	15,052	20,304	56,647
Maintenance capital expenditures	1,328	2,871	12,317	12,544
Tenant allowances and landlord work	6,337	12,435	24,582	36,040
Leasing commissions	1,164	1,891	3,577	5,516
Construction administrative costs (capitalized)	821	1,272	3,016	3,756

Certain non-cash items (SITE Centers share):
Straight-line rent	(1,455)	(76)	(1,845)	1,322
Straight-line fixed CAM	167	195	620	776
Amortization of (above)/below-market rent, net	1,530	1,266	5,310	4,594
Straight-line ground rent expense	(40)	(69)	(207)	(1,089)
Debt fair value and loan cost amortization	(1,199)	(1,128)	(4,784)	(4,557)
Capitalized interest expense	145	329	937	1,280
Stock compensation expense	(2,936)	(146)	(8,024)	(9,241)
Non-real estate depreciation expense	(1,357)	(1,746)	(5,295)	(6,027)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		4Q20	4Q19
	Assets:
	Land	$953,556	$881,397
	Buildings	3,488,499	3,277,440
	Fixtures and tenant improvements	509,866	491,312
		4,951,921	4,650,149
	Depreciation	(1,427,057)	(1,289,148)
		3,524,864	3,361,001
	Construction in progress and land	37,467	59,663
	Real estate, net	3,562,331	3,420,664

	Investments in and advances to JVs	77,297	181,906
	Investment in and advances to affiliate (1)	190,035	190,105
	Receivable – preferred equity interests, net	0	112,589
	Cash	69,742	16,080
	Restricted cash	4,672	3,053
	Notes receivable	0	7,541
	Receivables and straight-line (2)	73,517	60,594
	Intangible assets, net (3)	111,022	79,813
	Other assets, net	19,668	21,277
	Total Assets	4,108,284	4,093,622

	Liabilities and Equity:
	Revolving credit facilities	135,000	5,000
	Unsecured debt	1,449,613	1,647,963
	Unsecured term loan	99,635	99,460
	Secured debt	249,260	94,874
		1,933,508	1,847,297
	Dividends payable	14,844	44,036
	Other liabilities (4)	215,109	220,811
	Total Liabilities	2,163,461	2,112,144

	Preferred shares	325,000	325,000
	Common shares	19,400	19,382
	Paid-in capital	5,705,164	5,700,400
	Distributions in excess of net income	(4,099,534)	(4,066,099)
	Deferred compensation	5,479	7,929
	Other comprehensive income	(2,682)	(491)
	Common shares in treasury at cost	(11,319)	(7,707)
	Non-controlling interests	3,315	3,064
	Total Equity	1,944,823	1,981,478

	Total Liabilities and Equity	$4,108,284	$4,093,622

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	35	105

(2)	SL rents (including fixed CAM), net	30,552	31,909

(3)	Operating lease right of use assets	20,604	$21,792

(4)	Operating lease liabilities	39,794	40,725
	Below-market leases, net	57,348	46,961

SITE Centers Corp.

Reconciliation of Net (Loss) Income Attributable to SITE to Same Store NOI

$ in thousands
	4Q20	4Q19	4Q20	4Q19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net (loss) income attributable to SITE Centers	($1,285)	$24,002	($1,285)	$24,002
Fee income	(9,425)	(13,992)	(9,425)	(13,992)
Interest income	(1,408)	(4,351)	(1,408)	(4,351)
Interest expense	19,117	20,748	19,117	20,748
Depreciation and amortization	45,655	41,687	45,655	41,687
General and administrative	14,339	14,036	14,339	14,036
Other expense (income), net	193	(611)	193	(611)
Impairment charges	5,200	0	5,200	0
Equity in net income of joint ventures	(608)	(6,073)	(608)	(6,073)
Reserve of preferred equity interests	0	3,438	0	3,438
Tax expense	272	(168)	272	(168)
Loss on sale and change in control of interests, net	171	0	171	0
Gain on disposition of real estate, net	(76)	(293)	(76)	(293)
Income from non-controlling interests	247	290	247	290
Consolidated NOI	72,392	78,713	72,392	78,713
SITE Centers' consolidated JV	0	0	(451)	(473)
Consolidated NOI, net of non-controlling interests	72,392	78,713	71,941	78,240

Net (loss) income from unconsolidated joint ventures	(915)	63,196	526	5,828
Interest expense	12,455	20,415	2,817	3,666
Depreciation and amortization	22,199	36,409	4,586	5,991
Impairment charges	0	1,540	0	77
Preferred share expense	1,998	5,345	100	268
Other expense, net	2,952	4,205	696	990
Gain on disposition of real estate, net	(28)	(51,806)	(6)	(2,665)
Unconsolidated NOI	$38,661	$79,304	8,719	14,155

Total Consolidated + Unconsolidated NOI			80,660	92,395
Less: Non-Same Store NOI adjustments			456	(244)
Total SSNOI including redevelopment			81,116	92,151
Less: Redevelopment Same Store NOI adjustments			(2,575)	(3,093)
Total SSNOI excluding redevelopment			$78,541	$89,058

SSNOI % Change including redevelopment			(12.0%)
SSNOI % Change excluding redevelopment			(11.8%)

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	12M20	12M19	12M20	12M19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$35,721	$100,699	$35,721	$100,699
Fee income	(43,574)	(59,352)	(43,574)	(59,352)
Interest income	(11,888)	(18,009)	(11,888)	(18,009)
Interest expense	77,604	84,721	77,604	84,721
Depreciation and amortization	170,669	165,087	170,669	165,087
General and administrative	52,881	58,384	52,881	58,384
Other expense (income), net	18,400	(357)	18,400	(357)
Impairment charges	5,200	3,370	5,200	3,370
Equity in net income of joint ventures	(1,516)	(11,519)	(1,516)	(11,519)
Reserve of preferred equity interests	19,393	15,544	19,393	15,544
Tax expense	1,131	659	1,131	659
Gain on sale and change in control of interests, net	(45,464)	0	(45,464)	0
Gain on disposition of real estate, net	(1,069)	(31,380)	(1,069)	(31,380)
Income from non-controlling interests	869	1,126	869	1,126
Consolidated NOI	278,357	308,973	278,357	308,973
SITE Centers' consolidated JV	0	0	(1,652)	(1,787)
Consolidated NOI, net of non-controlling interests	278,357	308,973	276,705	307,186

Net (loss) income from unconsolidated joint ventures	(37,370)	77,042	892	10,504
Interest expense	60,010	93,887	12,068	16,408
Depreciation and amortization	99,779	149,749	18,251	24,186
Impairment charges	33,240	13,807	1,890	2,530
Preferred share expense	15,708	21,832	785	1,092
Other expense, net	13,796	20,563	2,946	3,978
Gain loss on disposition of real estate, net	(9,257)	(67,011)	(1,784)	(4,180)
Unconsolidated NOI	$175,906	$309,869	35,048	54,518

Total Consolidated + Unconsolidated NOI			311,753	361,704
Less: Non-Same Store NOI adjustments			7,543	(2,347)
Total SSNOI including redevelopment			319,296	359,357
Less: Redevelopment Same Store NOI adjustments			(10,620)	(13,017)
Total SSNOI excluding redevelopment			$308,676	$346,340

SSNOI % Change including redevelopment			(11.1%)
SSNOI % Change excluding redevelopment			(10.9%)

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Shopping Center Count
Operating Centers - 100%	138	147	148	148	170
Wholly Owned	78	69	69	69	69
JV Portfolio	60	78	79	79	101

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	24,429	22,587	22,594	22,590	23,650
Wholly Owned	21,639	19,600	19,594	19,591	19,572
JV Portfolio - Pro Rata Share	2,790	2,987	3,000	2,999	4,078
Unowned - 100%	10,562	12,408	12,433	12,433	15,077

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.50	$18.53	$18.51	$18.49	$18.25
Base Rent PSF < 10K	$29.10	$29.17	$29.00	$28.96	$28.54
Base Rent PSF > 10K	$15.46	$15.52	$15.50	$15.50	$15.32
Commenced Rate	88.7%	89.7%	90.4%	90.3%	90.9%
Leased Rate	91.6%	91.9%	92.4%	92.9%	93.8%
Leased Rate < 10K SF	82.8%	83.3%	86.5%	87.0%	87.6%
Leased Rate > 10K SF	94.3%	94.6%	94.2%	94.7%	95.7%

Wholly Owned SITE
Base Rent PSF	$18.75	$18.89	$18.86	$18.86	$18.80
Leased Rate	91.9%	92.0%	92.4%	93.0%	93.7%
Leased Rate < 10K SF	82.7%	83.3%	86.8%	87.4%	88.0%
Leased Rate > 10K SF	94.7%	94.6%	94.1%	94.6%	95.4%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.62	$16.25	$16.25	$16.18	$15.70
Leased Rate	89.0%	91.3%	92.3%	92.5%	94.3%
Leased Rate < 10K SF	83.6%	83.3%	84.9%	85.3%	85.9%
Leased Rate > 10K SF	91.1%	94.4%	95.2%	95.2%	97.3%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	88.7%	87.0%	87.8%	87.9%	84.7%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	11.3%	13.0%	12.2%	12.1%	15.3%

Quarterly SITE SSNOI at share excluding Redevelopment	(11.8%)	(17.8%)	(19.1%)	3.7%	5.1%

TTM Total Leasing - at pro rata share (GLA in 000's)	2,808	2,491	2,462	2,839	2,971
TTM Blended New and Renewal Rent Spreads - at pro rata share	3.4%	5.5%	5.6%	5.0%	6.3%

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	December 31, 2020	December 31, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$10.12	$14.02	$11.07

Common Shares Outstanding	193,363	193,821	181,657
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	193,504	193,962	181,798

Common Shares Equity	$1,958,258	$2,719,342	$2,012,502

Perpetual Preferred Stock - Class J	0	0	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$325,000	$325,000	$525,000

Unsecured Credit Facilities	135,000	5,000	100,000
Unsecured Term Loan	100,000	100,000	50,000
Unsecured Notes Payable	1,456,031	1,656,156	1,655,687
Mortgage Debt (includes JVs at SITE share)	473,576	372,498	440,405
Total Debt (includes JVs at SITE share)	2,164,607	2,133,654	2,246,092
Less: Cash (including restricted cash)	74,414	19,133	13,650
Net Debt	$2,090,193	$2,114,521	$2,232,442

Total Market Capitalization	$4,373,450	$5,158,863	$4,769,944

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,842,053	1,848,801	2,817,051
Consolidated Adjusted EBITDA - TTM	300,012	361,517	490,588
Average Consolidated Net Debt / Adjusted EBITDA (1)	6.1X	5.1X	5.7X

Average Pro-Rata Net Effective Debt	2,089,916	2,158,288	3,160,512
Pro-Rata Adjusted EBITDA - TTM	312,708	378,942	506,142
Average Pro-Rata Net Debt / Adjusted EBITDA (1)	6.7X	5.7X	6.2X

Outstanding Debt & Obligations	1,953,194	1,868,599	1,909,399
Undepreciated Real Estate Assets	5,256,719	5,194,413	5,181,474
Total Debt to Real Estate Assets Ratio (2)	37%	36%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	248,917	94,196	87,467
Total Assets	5,529,204	5,374,643	5,372,921
Secured Debt to Assets Ratio	5%	2%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,624,168	4,500,271	4,439,863
Unsecured Debt & Obligations	1,704,277	1,774,404	1,821,932
Unencumbered Assets to Unsecured Debt (2)	271%	254%	244%
Covenant	135%	135%	135%

Net Income Available for Debt Service	264,148	336,137	370,272
Maximum Annual Service Charge	80,913	89,365	149,201
Fixed Charge Coverage Ratio	3.3X	3.8X	2.5X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (3)	280,716	336,304	453,329
Fixed Charge Coverage Ratio Excluding Other Expenses (3)	3.5X	3.8X	3.0X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.
(3) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	4Q20	4Q19	Change	4Q20		4Q19	Change

Leased rate	91.5%	93.9%	(2.4%)	92.2%		94.3%	(2.1%)
Commenced rate	89.0%	91.8%	(2.8%)	89.9%		92.3%	(2.4%)

Revenues:
Minimum rents	$112,665	$116,962		$86,184		$89,779
Recoveries	35,246	37,338		27,218		28,728
Uncollectible revenue	(6,194)	261		(4,415)		221
Percentage and overage rent	1,825	1,978		1,353		1,484
Ancillary and other rental income	2,299	3,123		1,714		2,254
	145,841	159,662	(8.7%)	112,054	(2)	122,466	(8.5%)
Expenses:
Operating and maintenance	(21,216)	(21,060)		(15,753)		(15,610)
Real estate taxes	(22,237)	(22,660)		(17,760)		(17,798)
	(43,453)	(43,720)	(0.6%)	(33,513)		(33,408)	0.3%
Total SSNOI excluding Redevelopment	$102,388	$115,942	(11.7%)	$78,541		$89,058	(11.8%)

Redevelopment SSNOI (3)	$2,575	$3,093		$2,575		$3,093
Total SSNOI including Redevelopment	$104,963	$119,035	(11.8%)	$81,116		$92,151	(12.0%)

Non-Same Store NOI	6,090	38,982		(456)		244
Total Consolidated + Unconsolidated NOI	$111,053	$158,017		$80,660		$92,395

SSNOI Operating Margin	70.2%	72.6%		70.1%		72.7%
SSNOI Recovery Rate	81.1%	85.4%		81.2%		86.0%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $1.9 million of accrued Minimum rents not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 3.2% of 4Q20 total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	12M20	12M19	Change	12M20		12M19	Change

Leased rate	91.5%	93.9%	(2.4%)	92.2%		94.3%	(2.1%)
Commenced rate	89.0%	91.8%	(2.8%)	89.9%		92.3%	(2.4%)

Revenues:
Minimum rents	$462,373	$461,742		$354,369		$353,716
Recoveries	150,916	156,364		117,390		121,662
Uncollectible revenue	(47,793)	(399)		(36,326)		(167)
Percentage and overage rents	4,020	5,085		3,302		4,240
Ancillary and other rental income	8,719	10,321		6,454		7,943
	578,235	633,113	(8.7%)	445,189	(2)	487,394	(8.7%)
Expenses:
Operating and maintenance	(83,489)	(86,420)		(62,611)		(65,006)
Real estate taxes	(93,082)	(95,632)		(73,902)		(76,048)
	(176,571)	(182,052)	(3.0%)	(136,513)		(141,054)	(3.2%)
Total SSNOI excluding Redevelopment	$401,664	$451,061	(11.0%)	$308,676		$346,340	(10.9%)

Redevelopment SSNOI (3)	$10,620	$13,017		$10,620		$13,017
Total SSNOI including Redevelopment	$412,284	$464,078	(11.2%)	$319,296		$359,357	(11.1%)

Non-Same Store NOI	41,979	154,764		(7,543)		2,347
Total Consolidated + Unconsolidated NOI	$454,263	$618,842		$311,753		$361,704

SSNOI Operating Margin - Ex Redevelopment	69.5%	71.2%		69.3%		71.1%
SSNOI Recovery Rate - Ex Redevelopment	85.5%	85.9%		86.0%		86.3%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $4.7 million of accrued Minimum rents not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 3.4% of YTD total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q20	27	141,570	$15.52	$16.14	(3.8%)	8.1	45	229,332	$16.23	9.2
3Q20	12	18,742	$35.04	$31.04	12.9%	7.7	29	160,730	$15.37	10.1
2Q20	13	74,744	$16.42	$13.34	23.1%	8.5	22	114,306	$18.94	8.7
1Q20	15	48,481	$19.26	$16.03	20.1%	7.7	30	84,613	$22.22	8.8
	67	283,537	$17.68	$16.37	8.0%	8.1	126	588,981	$17.38	9.3

Renewals
4Q20	82	715,371	$15.08	$15.37	(1.9%)	4.4	82	715,371	$15.08	4.4
3Q20	74	642,922	$16.62	$15.76	5.5%	4.9	74	642,922	$16.62	4.9
2Q20	51	381,941	$14.04	$13.17	6.6%	4.9	51	381,941	$14.04	4.9
1Q20	105	479,014	$18.58	$17.99	3.3%	6.3	105	479,014	$18.58	6.3
	312	2,219,248	$16.10	$15.67	2.7%	5.1	312	2,219,248	$16.10	5.1

New + Renewals
4Q20	109	856,941	$15.15	$15.50	(2.3%)	5.1	127	944,703	$15.36	5.7
3Q20	86	661,664	$17.14	$16.19	5.9%	5.0	103	803,652	$16.37	5.8
2Q20	64	456,685	$14.43	$13.20	9.3%	5.6	73	496,247	$15.17	6.0
1Q20	120	527,495	$18.65	$17.81	4.7%	6.5	135	563,627	$19.13	6.8
	379	2,502,785	$16.28	$15.75	3.4%	5.5	438	2,808,229	$16.37	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
4Q20	225,132	$16.36	$2.07	$3.15	$0.77	$5.99	$10.37	8.6	72%	28%
3Q20	99,230	$21.39	$3.40	$2.27	$0.79	$6.46	$14.93	10.1	59%	41%
2Q20	109,706	$18.75	$1.39	$6.89	$0.68	$8.96	$9.79	8.6	64%	36%
1Q20	71,814	$22.94	$2.17	$3.47	$1.15	$6.79	$16.15	8.5	32%	68%
	505,882	$18.80	$2.23	$3.77	$0.81	$6.81	$11.99	8.9	62%	38%

Renewals
4Q20	715,371	$15.18	$0.11	$0.00	$0.02	$0.13	$15.05	4.4	76%	24%
3Q20	642,922	$16.76	$0.01	$0.00	$0.00	$0.01	$16.75	4.9	85%	15%
2Q20	381,941	$14.47	$0.00	$0.00	$0.01	$0.01	$14.46	4.9	81%	19%
1Q20	479,014	$18.91	$0.78	$0.00	$0.06	$0.84	$18.07	6.3	76%	24%
	2,219,248	$16.32	$0.24	$0.00	$0.02	$0.26	$16.06	5.1	80%	20%

New + Renewals
4Q20	940,503	$15.46	$0.85	$1.19	$0.30	$2.34	$13.12	5.5	75%	25%
3Q20	742,152	$17.38	$0.82	$0.54	$0.19	$1.55	$15.83	5.7	81%	19%
2Q20	491,647	$15.42	$0.46	$2.24	$0.23	$2.93	$12.49	5.9	77%	23%
1Q20	550,828	$19.43	$1.01	$0.58	$0.24	$1.83	$17.60	6.7	70%	30%
	2,725,130	$16.78	$0.80	$1.06	$0.24	$2.10	$14.68	5.9	76%	24%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	48	16	64	$21,977	5.9%	$25,509	1,574	6.4%	1,901	A/A2/NR
2	Bed Bath & Beyond (2)	29	7	36	11,907	3.2%	14,370	871	3.6%	1,037	B+/Ba3/NR
3	Dick's Sporting Goods (3)	14	3	17	10,340	2.8%	11,791	671	2.7%	788	NR
4	PetSmart	24	6	30	9,805	2.6%	11,135	572	2.3%	661	B-/B2/NR
5	Michaels	23	8	31	8,924	2.4%	10,596	596	2.4%	738	B/NR/NR
6	Ulta	27	8	35	7,685	2.1%	9,038	303	1.2%	366	NR
7	Gap (4)	20	11	31	7,444	2.0%	9,390	379	1.6%	489	BB-/Ba2/NR
8	Nordstrom Rack	10	0	10	7,049	1.9%	7,049	362	1.5%	362	BB+/Baa3/NR
9	Barnes & Noble	11	3	14	7,008	1.9%	7,991	293	1.2%	346	NR
10	Best Buy	9	3	12	6,980	1.9%	8,626	437	1.8%	550	BBB/Baa1/NR
11	Ross Stores (5)	16	16	32	6,923	1.9%	10,629	575	2.4%	931	BBB+/A2/NR
12	Kohl's	7	7	14	6,659	1.8%	10,577	748	3.1%	1,221	BBB-/Baa2/BBB-
13	Kroger (6)	8	5	13	6,557	1.8%	8,440	479	2.0%	733	BBB/Baa1/NR
14	AMC Theatres	2	3	5	5,829	1.6%	9,758	215	0.9%	400	CCC-/Caa3/NR
15	Whole Foods	3	2	5	5,011	1.3%	5,753	208	0.9%	259	AA-/A2/A+
16	Five Below	24	13	37	4,694	1.3%	6,222	237	1.0%	321	NR
17	Burlington	5	4	9	4,526	1.2%	5,627	267	1.1%	394	BB/NR/NR
18	Designer Brands Inc. (DSW)	11	1	12	4,205	1.1%	4,474	245	1.0%	260	NR
19	Office Depot (7)	13	2	15	4,045	1.1%	4,520	297	1.2%	335	NR
20	Party City	14	5	19	3,940	1.1%	4,840	184	0.8%	237	CCC/Caa1/NR
21	Petco	12	6	18	3,697	1.0%	4,891	178	0.7%	242	NR
22	Home Depot	5	0	5	3,613	1.0%	3,613	600	2.5%	600	A/A2/A
23	Jo-Ann	9	4	13	3,568	1.0%	4,312	300	1.2%	381	B-/Caa1/NR
24	Staples	9	5	14	3,532	1.0%	4,293	222	0.9%	273	B/B1/NR
25	Total Wine & More	6	1	7	3,258	0.9%	3,508	165	0.7%	177	NR
26	Publix	3	16	19	3,229	0.9%	8,555	297	1.2%	922	NR
27	Cinemark	2	2	4	3,111	0.8%	4,231	200	0.8%	266	B/NR/B+
28	Ahold Delhaize (8)	2	5	7	2,952	0.8%	5,785	180	0.7%	385	BBB/Baa1/BBB+
29	Cineworld (Regal Cinemas)	3	0	3	2,890	0.8%	2,890	138	0.6%	138	CCC/NR/CCC
30	Dollar Tree Stores	19	11	30	2,856	0.8%	3,756	242	1.0%	330	BBB/Baa2/NR
31	Hobby Lobby	6	0	6	2,520	0.7%	2,520	315	1.3%	315	NR
32	LA Fitness	3	1	4	2,379	0.6%	2,966	144	0.6%	175	BB-/B1/NR
33	AT&T	19	13	32	2,374	0.6%	2,966	65	0.3%	88	BBB/Baa2/A-
34	Giant Eagle	2	1	3	2,344	0.6%	2,694	197	0.8%	253	NR
35	Mattress Firm	13	7	20	2,311	0.6%	3,135	66	0.3%	93	NR
36	Macy's (9)	4	0	4	2,293	0.6%	2,293	183	0.7%	183	B+/Ba3/BB
37	Caleres Inc.	10	3	13	1,992	0.5%	2,498	95	0.4%	119	B+/B1/NR
38	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.3%	531	BBB+/Baa1/NR
39	T-Mobile (10)	22	12	34	1,908	0.5%	2,362	55	0.2%	71	BB/NR/BB+
40	Carter's Childrenswear	13	10	23	1,903	0.5%	2,511	64	0.3%	91	BB+/NR/NR
41	Target	3	1	4	1,826	0.5%	2,091	502	2.1%	570	A/A2/A-
42	Panera	11	3	14	1,825	0.5%	2,091	59	0.2%	68	NR
43	America's Best Contacts	16	5	21	1,650	0.4%	1,969	62	0.3%	76	NR
44	JPMorgan Chase	9	3	12	1,631	0.4%	1,810	42	0.2%	51	A-/NR/AA-
45	L Brands (11)	14	5	19	1,618	0.4%	1,872	57	0.2%	66	B+/B2/NR
46	Albertsons Companies (12)	2	0	2	1,564	0.4%	1,564	116	0.5%	116	BB-/Ba3/NR
47	Darden (13)	8	2	10	1,546	0.4%	1,777	61	0.2%	73	BBB-/Baa3/BBB-
48	Signet Jewelers (14)	10	1	11	1,534	0.4%	1,590	39	0.2%	40	B+/NR/B
49	Tailored Brands (15)	9	3	12	1,514	0.4%	1,754	76	0.3%	86	NR
50	Beall's (16)	5	4	9	1,499	0.4%	2,391	199	0.8%	314	NR
	Top 50 Total	569	249	818	$222,363	59.8%	$278,631	14,754	60.4%	19,422
	Total Portfolio				$371,724	100.0%	$478,167	24,429	100.0%	32,863

(1) T.J. Maxx (17) / Marshalls (23) / HomeGoods (15) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(2) Bed Bath (16) / World Market (13) / buybuy Baby (7)							(10) T-Mobile (30) / Metro PCS (3) / Sprint (1)
(3) Dick's Sporting Goods (14) / Golf Galaxy (3)							(11) Bath & Body Works (17) / Victoria's Secret (2)
(4) Gap (3) / Old Navy (27) / Banana Republic (1)							(12) Safeway (1) / ACME (1)
(5) Ross Dress For Less (30) / dd's Discounts (2)							(13) Longhorn Steakhouse (6) / Olive Garden (4)
(6) Kroger (7) / Harris Teeter (3) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(14) Kay Jewelers (6) / Jared (4) / Zales (1)
(7) Office Depot (7) / OfficeMax (8)							(15) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(8) Stop & Shop (4) / Food Lion (2) / Martin's (1)							(16) Beall's (2) / Beall's Outlet (7)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	5	44	527	$11.98	0.2%	65	85	$2,473	$29.09	2.0%	70	129	$3,000	$23.26	0.9%
2021	50	926	14,019	$15.14	6.3%	295	445	12,836	$28.84	10.6%	345	1,371	26,855	$19.59	7.8%
2022	85	1,897	27,931	$14.72	12.5%	361	691	19,687	$28.49	16.3%	446	2,588	47,618	$18.40	13.8%
2023	107	2,351	33,576	$14.28	15.0%	322	621	18,015	$29.01	14.9%	429	2,972	51,591	$17.36	15.0%
2024	108	2,426	33,357	$13.75	14.9%	319	566	16,908	$29.87	14.0%	427	2,992	50,265	$16.80	14.6%
2025	95	2,105	34,500	$16.39	15.5%	261	506	13,323	$26.33	11.0%	356	2,611	47,823	$18.32	13.9%
2026	73	1,608	22,294	$13.86	10.0%	128	317	9,244	$29.16	7.7%	201	1,925	31,538	$16.38	9.2%
2027	32	786	14,431	$18.36	6.5%	86	211	6,057	$28.71	5.0%	118	997	20,488	$20.55	6.0%
2028	29	587	8,891	$15.15	4.0%	86	222	6,767	$30.48	5.6%	115	809	15,658	$19.35	4.6%
2029	27	626	11,154	$17.82	5.0%	91	217	6,462	$29.78	5.4%	118	843	17,616	$20.90	5.1%
2030	27	599	9,018	$15.06	4.0%	84	198	6,053	$30.57	5.0%	111	797	15,071	$18.91	4.4%
Thereafter	28	774	13,576	$17.54	6.1%	28	114	2,828	$24.81	2.3%	56	888	16,404	$18.47	4.8%
Total	666	14,729	$223,274	$15.16	100.0%	2,126	4,193	$120,653	$28.77	100.0%	2,792	18,922	$343,927	$18.18	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	5	44	$527	$11.98	0.2%	58	78	$2,300	$29.49	1.9%	63	122	$2,827	$23.17	0.8%
2021	11	211	4,578	$21.70	2.1%	210	273	8,108	$29.70	6.7%	221	484	12,686	$26.21	3.7%
2022	17	297	4,340	$14.61	1.9%	220	381	10,546	$27.68	8.7%	237	678	14,886	$21.96	4.3%
2023	12	130	3,070	$23.62	1.4%	198	300	8,323	$27.74	6.9%	210	430	11,393	$26.50	3.3%
2024	14	229	3,604	$15.74	1.6%	184	276	8,945	$32.41	7.4%	198	505	12,549	$24.85	3.6%
2025	16	270	3,684	$13.64	1.6%	164	251	6,445	$25.68	5.3%	180	521	10,129	$19.44	2.9%
2026	13	219	4,234	$19.33	1.9%	110	194	5,516	$28.43	4.6%	123	413	9,750	$23.61	2.8%
2027	16	309	6,297	$20.38	2.8%	119	221	7,145	$32.33	5.9%	135	530	13,442	$25.36	3.9%
2028	24	427	6,621	$15.51	3.0%	123	270	8,344	$30.90	6.9%	147	697	14,965	$21.47	4.4%
2029	22	359	5,038	$14.03	2.3%	125	221	6,382	$28.88	5.3%	147	580	11,420	$19.69	3.3%
2030	24	481	7,577	$15.75	3.4%	99	195	5,322	$27.29	4.4%	123	676	12,899	$19.08	3.8%
Thereafter	492	11,753	173,704	$14.78	77.8%	516	1,533	43,277	$28.23	35.9%	1,008	13,286	216,981	$16.33	63.1%
Total	666	14,729	$223,274	$15.16	100.0%	2,126	4,193	$120,653	$28.77	100.0%	2,792	18,922	$343,927	$18.18	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands

Redevelopment – Major (1)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
1000 Van Ness	San Francisco, CA	100%		$4,810	$0	$4,810	$0	0		3Q21	4Q21	CGV Cinemas
Woodfield Village Green	Chicago, IL	100%		-	320	-	-	320		TBD	TBD	Costco
Sandy Plains Village	Atlanta, GA	100%		-	1,356	-	-	606		TBD	TBD	-
Perimeter Pointe	Atlanta, GA	100%		-	1,175	-	-	1,175		TBD	TBD	-
Total Redevelopment - Major			78%	$4,810	$2,851	$4,810	$0	$2,101

Redevelopment – Tactical (2)
Shopping Center	MSA	SITE Own %	Est. Yield (%)	Est. Net Costs	Costs to Date	Est. Remain. Costs	Placed In Service	CIP		Initial Occ.	Est. Stabilize	Key Tenants
Shoppers World	Boston, MA	100%		$5,420	$74	$5,346	$0	$74		4Q22	4Q23	-
University Hills	Denver, CO	100%		4,589	114	4,475	-	114		3Q22	4Q23	-
Hamilton Marketplace	Trenton, NJ	100%		3,843	490	3,353	-	490		2Q22	4Q22	-
The Collection at Brandon Blvd	Tampa, FL	100%		2,020	1,563	457	67	1,496		2Q21	3Q21	Bolay, Panda Express
Chapel Hills	Denver, CO	100%		1,424	1,105	319	-	1,105		3Q21	4Q21	Chase
West Bay Plaza	Cleveland, OH	100%		335	-	335	-	-		3Q22	4Q22	Chase
Other Tactical Projects	N/A	100%		16,070	10,952	5,118	10,110	842
Total Redevelopment - Tactical			10%	$33,701	$14,298	$19,403	$10,177	$4,121

Other (3)				-	24,834	-	-	24,834
Undeveloped land (4)				-	6,411	-	-	6,411
Total Redevelopment Costs				$38,511	$48,394	$24,213	$10,177	$37,467	(5)

(1) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(2) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(3) Includes predevelopment and retenanting expenditures.
(4) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.
(5) Balance is in addition to SITE's pro rata share of joint venture CIP of $8 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
Acquisitions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt
10/15/20	Concourse Village (BREDDR IV) (1)	Jupiter, FL	100%	134		$13,066		$12,413
10/15/20	Millenia Crossing (BREDDR IV) (1)	Orlando, FL	100%	100		20,660		19,627
10/15/20	Echelon Village Plaza (BREDDR IV) (1)	Voorhees, NJ	100%	89		5,412		5,412
10/15/20	The Hub (BREDDR IV) (1)	Hempstead, NY	100%	249		27,969		26,571
10/15/20	Southmont Plaza (BREDDR IV) (1)	Easton, PA	100%	251		30,700		29,165
10/15/20	Larkin's Corner (BREDDR IV) (1)	Boothwyn, PA	100%	225		16,410		16,410
10/15/20	Ashbridge Square (BREDDR IV) (1)	Downingtown, PA	100%	386		32,398		30,778
11/20/20	Midtowne Park (BREDDR III) (1)	Anderson, SC	100%	167		15,736		14,949
11/20/20	White Oak Village (BREDDR III) (1)	Richmond, VA	100%	432		34,250		32,538
		4Q 2020 Total		2,033	$0	$196,601	$0	$187,863

		Total 2020		2,033	$0	$196,601	$0	$187,863

Dispositions			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt
01/23/20	Crossroads Plaza (DDRM Properties)	Lumberton, NJ	20.0%	100	$25,000	$16,071	$5,000	$3,214
02/19/20	DDRTC JV portfolio	Various	15.0%	7,139	1,138,868	184,888	170,830	27,733
02/24/20	Loan repayment (Kildeer Marketplace)	Kildeer, IL	100.0%		7,500	0	7,500	0
	Non-operating sales				870		870
		1Q 2020 Total		7,239	$1,172,238	$200,959	$184,200	$30,947

	No Transactions			0	$0	$0	$0	$0
		2Q 2020 Total		0	$0	$0	$0	$0

08/20/20	Crossroads Square (SAU)	Morristown, TN	20.0%	70	$2,650	$3,026	$530	$605
	Non-operating sales				200		200
		3Q 2020 Total		70	$2,850	$3,026	$730	$605

11/20/20	The Shops at Prescott Gateway (BREDDR III)	Prescott, AZ	5.0%	35		$7,600		$380
11/20/20	Silverado Plaza (BREDDR III)	Tucson, AZ	5.0%	78		5,000		250
11/20/20	Cornerstar (BREDDR III)	Aurora, CO	5.0%	430		75,000		3,750
11/20/20	The Forum (BREDDR III)	Fort Myers, FL	5.0%	190		21,000		1,050
11/20/20	Nature Coast Commons (BREDDR III)	Spring Hill, FL	5.0%	226		20,000		1,000
11/20/20	Glynn Isles (BREDDR III)	Brunswick, GA	5.0%	193		22,000		1,100
11/20/20	Stonebridge Village (BREDDR III)	Flowery Branch, GA	5.0%	157		21,000		1,050
11/20/20	Valley Center (BREDDR III)	Saginaw, MI	5.0%	409		22,000		1,100
11/20/20	Western Hills Square (BREDDR III)	Cincinnati, OH	5.0%	34		2,400		120
11/20/20	Powell Center (BREDDR III)	Columbus, OH	5.0%	202		15,000		750
11/20/20	Eastchase Market (BREDDR III)	Fort Worth, TX	5.0%	262		19,000		950
		4Q 2020 Total		2,216	$0	$230,000	$0	$11,500

		Total 2020		9,525	$1,175,088	$433,985	$184,930	$43,053

02/02/21	Non-operating sales	Toronto, CAN	10.0%		$83,294		$22,123
		1Q 2021 QTD			$83,294	$0	$22,123	$0

(1) The Company transferred its common and preferred equity interests in exchange for the real estate assets.

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$135,000	$135,000	1.04%				$135,000	1.04%
Unsecured Term Loan	100,000	100,000	1.14%				100,000	1.14%
Unsecured Public Debt	1,456,031	1,456,031	4.27%				1,456,031	4.27%
Fixed Rate Mortgage Loans	152,438	143,178	4.31%	$761,584	$179,087	4.68%	322,265	4.51%
Variable Rate Mortgage Loans	96,479	96,479	2.35%	274,158	54,832	3.05%	151,311	2.60%
Subtotal	$1,939,948	$1,930,688	3.79%	$1,035,742	$233,919	4.30%	$2,164,607	3.85%
Fair Market Value Adjustment	1,379	1,379		0	0		1,379
Unamortized Loan Costs, Net	(7,819)	(7,797)		(6,163)	(1,317)		(9,114)
Total	$1,933,508	$1,924,270	3.79%	$1,029,579	$232,602	4.30%	$2,156,872	3.85%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$2,436	$42,198	$0	$44,634	$35,374	4.06%
2022	1,279	130,729	0	132,008	132,008	3.06%
2023	736	35,177	187,209	223,122	223,122	2.64%
2024	203	27,059	0	27,262	27,262	4.11%
2025	0	9,100	657,756	666,856	666,856	3.17%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,934)	(3,934)	(3,934)
Total	$4,654	$244,263	$1,691,031	$1,939,948	$1,930,688	3.79%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2021	$4,287	$97,318	$0	$101,605	$35,631	5.43%
2022	1,672	492,888	0	494,560	99,157	3.57%
2023	1,735	0	0	1,735	600	-
2024	1,799	364,320	0	366,119	73,486	4.97%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029	0	0	0	0	0	-
2030 and beyond	0	0	0	0	0	-
Total	$15,819	$1,019,923	$0	$1,035,742	$233,919	4.30%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	82.8%	4.3%	76.6%	4.7%	82.2%	4.3%
Variable	17.2%	1.5%	23.4%	3.1%	17.8%	1.7%

Recourse to SITE	87.6%	3.8%	0.0%	0.0%	78.1%	3.8%
Non-recourse to SITE	12.4%	4.3%	100.0%	4.3%	21.9%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$135,000	$135,000	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$235,000	$235,000
Public Debt
Unsecured Notes	87,083	87,083	05/23	3.52%
Unsecured Notes	65,513	65,513	08/24	4.07%
Unsecured Notes	455,761	455,761	02/25	3.79%
Unsecured Notes	398,203	398,203	02/26	4.43%
Unsecured Notes	449,471	449,471	06/27	4.80%
	$1,456,031	$1,456,031
Mortgage Debt
Chapel Hills West, CO	9,210	9,210	06/21	3.60%
Chapel Hills East, CO	6,140	6,140	12/21	4.76%
Concourse Village, FL	13,018	13,018	02/24	4.32%
January 2022 Loan Pool (4 Assets) (4)	96,479	96,479	01/22	2.35%
Larkin's Corner, PA	16,350	16,350	06/24	4.09%
Millenia Crossing, FL	20,571	20,571	01/23	4.32%
Midtowne Park, SC	15,736	15,736	01/23	5.04%
White Oak Village	34,250	34,250	09/22	4.05%
Paradise Village Gateway, AZ (SITE 67%)	28,063	18,803	01/22	4.90%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$248,917	$239,657

Consolidated Debt Subtotal	$1,939,948	$1,930,688
FMV Adjustment – Assumed Debt	1,379	1,379
Unamortized Loan Costs, Net	(7,819)	(7,797)
Total Consolidated Debt	$1,933,508	$1,924,270

Rate Type
Fixed	$1,608,469	$1,599,209	4.7 years	4.28%
Variable	331,479	331,479	2.6 years	1.45%
	$1,939,948	$1,930,688	4.3 years	3.79%
Perpetual Preferred Stock
Class K	150,000	150,000	April 2018 (5)	6.25%
Class A	175,000	175,000	June 2022 (5)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Paid down $8.83M and unencumbered one asset on 1/9/21.
(5) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
April 2021 Loan Pool (4 assets)	SAU	13,510	2,702	04/21	4.74%
Flat Shoals Crossing, GA	SAU	3,475	695	04/21	4.65%
Sun Center Limited, OH (SITE 79%)	Other	19,183	15,241	05/21	6.15%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	63,825	16,435	09/21	4.91%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (14 assets)	DDRM	178,846	35,769	07/22	2.79%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,063	07/22	3.54%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
Lennox Town Center Limited, OH (SITE 50%)	Other	38,989	19,494	04/28	3.49%
May 2028 Loan Pool (6 assets)	SAU	39,552	7,910	05/28	4.20%
Unconsolidated Debt Subtotal		$1,035,742	$233,919
Unamortized Loan Costs, Net		(6,163)	(1,317)
Total Unconsolidated Debt		$1,029,579	$232,602

Rate Type
Fixed		$761,584	$179,087	2.9 years	4.68%
Variable		274,158	54,832	1.5 years	3.05%
		$1,035,742	$233,919	2.6 years	4.30%

(1) Assumes borrower extension options are exercised.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	Twelve months ended December 31, 2020	Twelve months ended December 31, 2019
Consolidated
Consolidated net income to SITE	$35,721	$100,699
Interest expense	77,604	84,721
Income taxes, net	1,131	659
Depreciation and amortization	170,669	165,087
Adjustments for non-controlling interests	(732)	(756)
EBITDA	284,393	350,410
Impairments	5,200	3,370
Reserve of preferred equity interests	19,393	15,544
Gain on sale of joint venture interest	(45,464)	0
Gain on disposition of real estate, net	(1,069)	(31,380)
EBITDAre	262,453	337,944
Separation charges	1,650	0
Equity in net income of JVs	(1,516)	(11,519)
Other expense, net	17,712	2,509
Business interruption income	0	(885)
JV OFFO (at SITE Share)	19,713	33,468
Adjusted EBITDA (1)	300,012	361,517

Consolidated debt-average	1,890,403	1,865,851
Partner share of consolidated debt-average	(9,346)	(9,519)
Loan costs, net-average	8,429	9,667
Face value adjustments-average	(1,181)	(1,265)
Cash and restricted cash-average	(46,253)	(15,933)
Average net effective debt	$1,842,053	$1,848,801

Debt/Adjusted EBITDA – Consolidated (2)	6.1x	5.1x

Pro rata including JVs
EBITDAre	280,608	359,954
Adjusted EBITDA	312,708	378,942

Consolidated net debt-average	1,842,053	1,848,801
JV debt (at SITE Share)-average	260,825	325,139
Cash and restricted cash-average	(12,962)	(15,652)
Average net effective debt	$2,089,916	$2,158,288

Debt/Adjusted EBITDA – Pro Rata (2)	6.7x	5.7x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	4Q20 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Madison International DDRM	20%	34	5,362	$14,075		$953,178	$492,888

Chinese Institutional Investors DTP	20%	10	3,396	11,605		576,480	364,320

State of Utah SAU	20%	11	906	2,397		128,456	56,537

Various Investors Other	Various	4	1,264	4,334		238,041	121,996
Total (3)		59	10,928	$32,411		$1,896,155	$1,035,741
Property management fees				1,638	(1)
Assets sold or acquired by SITE in 4Q2020				4,612	(1)
Net operating income				$38,661	(4)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of the assets sold.

(2) Excludes unamortized loan costs, net of $6.2 million or $1.3 million at SITE's Share.

(3) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(4) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 4Q20		Balance Sheet Pro Rata Adjustments 4Q20
Revenues:		Assets:
Rental Income (2)	$11,825	Land	$95,043
Other income (3)	162	Buildings	272,527
	11,987	Improvements	31,736
Expenses:			399,306
Operating and maintenance	1,747	Depreciation	(113,684)
Real estate taxes	1,521		285,622
	3,268	Construction in progress and land	7,773
Net Operating Income	8,719	Real estate, net	293,395
		Investment in JVs	(2,544)
Other Income (expense):		Cash and restricted cash	8,957
Fee income	(651)	Receivables, net	6,440
Interest income	(100)	Other assets, net	12,599
Impairment charges	0	Total Assets	$318,847
Interest expense	(2,817)
Depreciation and amortization	(4,586)	Liabilities and Equity:
Other income (expense), net	(45)	Mortgage debt	$232,602
Income before earnings from JVs	520	Notes payable to SITE	908
Equity in net income of JVs	(608)	Other liabilities	12,782
Basis differences of JVs	82	Total Liabilities	246,292
Gain on disposition of real estate	6	JVs share of equity	75,099
Net income	$0	Distributions in excess of net income	(2,544)
		Total Equity	72,555
FFO Reconciliation 4Q20		Total Liabilities and Equity	$318,847
Income before earnings from JVs	$520
Depreciation and amortization	4,586
Basis differences of JVs	36
FFO at SITE's Ownership Interests	$5,142
OFFO at SITE's Ownership Interests	$5,142

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$9,101
Ground lease minimum rents	439
Recoveries	2,658
Uncollectible revenue	(517)
Percentage and overage rent	144
(3) Other Income:
Ancillary and other rental income	145
Lease termination fees	17

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	4Q20	4Q19	12M20	12M19
Revenues:
Rental income (1)	$53,242	$102,212	$249,259	$414,964
Other income (2)	798	6,163	3,687	13,317
	54,040	108,375	252,946	428,281
Expenses:
Operating and maintenance	8,193	14,802	37,612	59,847
Real estate taxes	7,186	14,269	39,428	58,565
	15,379	29,071	77,040	118,412

Net operating income	38,661	79,304	175,906	309,869

Other income (expense):
Interest expense	(12,455)	(20,415)	(60,010)	(93,887)
Depreciation and amortization	(22,199)	(36,409)	(99,779)	(149,749)
Impairment charges	0	(1,540)	(33,240)	(13,807)
Preferred share expense	(1,998)	(5,345)	(15,708)	(21,832)
Other expense, net	(2,952)	(4,205)	(13,796)	(20,563)
	(943)	11,390	(46,627)	10,031
Gain on disposition of real estate, net	28	51,806	9,257	67,011
Net (loss) income attributable to unconsolidated JVs	(915)	63,196	(37,370)	77,042
Depreciation and amortization	22,199	36,409	99,779	149,749
Impairment of real estate	0	1,540	33,240	13,807
Gain on disposition of real estate, net	(28)	(51,806)	(9,257)	(67,011)
FFO	$21,256	$49,339	$86,392	$173,587
FFO at SITE's ownership interests	$5,142	$9,359	$19,671	$33,528
Operating FFO at SITE's ownership interests	$5,142	$9,306	$19,713	$33,468
(1) Rental Income:
Minimum rents	$41,085	$73,938	$194,031	$301,248
Ground lease minimum rents	1,857	4,221	10,475	17,227
Recoveries	12,053	22,961	62,763	95,389
Uncollectible revenue	(2,406)	(94)	(19,324)	(1,372)
Percentage and overage rent	653	1,186	1,314	2,472
(2) Other Income:
Ancillary and other rental income	715	2,028	3,553	6,009
Lease Termination fees	83	4,135	134	7,308

Balance Sheet
			At Period End
			4Q20	4Q19
Assets:
Land			$441,412	$895,427
Buildings			1,258,879	2,583,053
Improvements			137,663	233,303
			1,837,954	3,711,783
Depreciation			(492,288)	(949,879)
			1,345,666	2,761,904
Construction in progress and land			58,201	58,855
Real estate, net			1,403,867	2,820,759
Cash and restricted cash			35,212	109,260
Receivables, net			25,719	37,191
Other assets, net			61,381	147,129
Total Assets			$1,526,179	$3,114,339

Liabilities and Equity:
Mortgage debt			1,029,579	1,640,146
Notes and accrued interest payable to SITE			4,375	4,975
Other liabilities			57,349	142,754
Total Liabilities			1,091,303	1,787,875

Redeemable preferred equity			0	217,871
Accumulated equity			434,876	1,108,593
Total Equity			434,876	1,326,464
Total Liabilities and Equity			$1,526,179	$3,114,339

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	19	2,311	9.5%	89.7%	$28,132	7.6%	$14.53
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,184	4.8%	80.3%	24,522	6.6%	$26.02
3	Columbus, OH	7	1,582	6.5%	94.5%	23,617	6.4%	$16.38
4	Boston-Cambridge-Newton, MA-NH	2	1,421	5.8%	94.9%	22,344	6.0%	$25.74
5	Orlando-Kissimmee-Sanford, FL	7	1,324	5.4%	94.6%	22,162	6.0%	$19.68
6	Charlotte-Concord-Gastonia, NC-SC	4	1,384	5.7%	95.1%	21,258	5.7%	$16.52
7	Trenton, NJ	2	1,159	4.7%	93.6%	20,065	5.4%	$19.98
8	Denver-Aurora-Lakewood, CO	5	1,370	5.6%	90.1%	19,625	5.3%	$18.40
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,182	4.8%	95.8%	19,614	5.3%	$20.84
10	Phoenix-Mesa-Scottsdale, AZ	4	878	3.6%	90.7%	15,027	4.0%	$19.08
11	Los Angeles-Long Beach-Anaheim, CA	3	896	3.7%	95.8%	14,587	3.9%	$23.05
12	San Antonio-New Braunfels, TX	3	1,055	4.3%	81.7%	14,204	3.8%	$18.88
13	New York-Newark-Jersey City, NY-NJ-PA	8	793	3.2%	92.2%	11,721	3.2%	$18.60
14	Cincinnati, OH-KY-IN	2	588	2.4%	90.9%	9,665	2.6%	$17.99
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.8%	100.0%	9,381	2.5%	$21.63
16	Portland-Vancouver-Hillsboro, OR-WA	2	415	1.7%	94.8%	9,250	2.5%	$24.41
17	Tampa-St. Petersburg-Clearwater, FL	8	690	2.8%	90.9%	9,013	2.4%	$17.30
18	Richmond, VA	3	591	2.4%	90.9%	9,011	2.4%	$20.09
19	Cleveland-Elyria, OH	2	568	2.3%	90.5%	7,210	1.9%	$14.16
20	Kansas City, MO-KS	2	495	2.0%	85.0%	6,480	1.7%	$15.02
	Other	38	4,113	16.8%	91.7%	54,836	14.8%	$16.24
	Total	138	24,429	100.0%	91.6%	$371,724	100.0%	$18.50

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$18.04	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$17.31	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.59	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$21.99	PetSmart, Ross Dress for Less, Staples
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$18.37	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.17	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros. Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$21.18	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		276	289	$23.04	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.43	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$20.31	The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.33	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		451	545	$13.99	Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.48	King Soopers, Marshalls, Michaels
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$19.31	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	127	$17.86	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.32	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.56	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.41	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.56	Big Lots, Club 4 Fitness, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$16.02	Publix
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.35	Walmart Neighborhood Market
23	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	100%		134	134	$17.25	Ross Dress for Less, T.J. Maxx
24	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.28	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
25	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.31	Publix
26	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.61	Home Depot (U), Jo-Ann, Ross Dress for Less
27	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.47	LA Fitness (U), The Fresh Market
28	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.23	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
29	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.85	Publix, Ross Dress for Less
30	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.81	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
31	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	73	73	$12.23	Aldi, Athletica Health & Fitness
32	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.62	Publix
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$16.23	Publix, Ross Dress for Less, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.43	—
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$16.94	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		100	100	$28.10	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$13.78	Badcock Home Furniture &more, dd's Discounts, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.27	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.98	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.75	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.86	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.27	buybuy BABY, Lowe's (U), PetSmart
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$11.18	Bealls Outlet, Chuck E. Cheese, Crunch Fitness, Kane Furniture
44	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.55	Publix
45	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$26.78	Publix (U), Target (U)
46	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.87	Publix, Walmart (U)
47	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$34.25	—
48	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$16.44	Office Depot (U), Publix
49	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$25.72	—
50	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.82	Kroger
51	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.78	Publix
52	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		360	360	$19.53	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
53	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$14.07	Publix
54	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$14.29	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
55	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.05	Home Depot (U), Lowe's, Marshalls, Michaels, OfficeMax, Walmart (U)
56	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.59	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
57	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.03	Kroger
58	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.57	Publix
59	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.20	Goodwill
60	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$13.39	—
61	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.38	—
62	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$14.75	Publix, Ross Dress for Less
63	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.65	Movie Tavern
64	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$12.23	buybuy BABY, Home Depot, Jo-Ann, Kroger
65	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.18	Publix
66	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$15.68	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples
67	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.62	HomeGoods, Kroger, Walmart (U)
68	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$32.75	Mariano's, XSport Fitness
69	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.18	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
70	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	407	$32.46	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
71	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$22.86	Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
72	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.36	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
73	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.53	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$15.12	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
75	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.69	Lidl, Regency Furniture
76	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.81	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
77	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.68	AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
78	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.89	Kohl's, Stop & Shop
79	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$16.06	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
80	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.49	Burlington, Micro Center, PetSmart, Target, Trader Joe's
81	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
82	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$29.25	Whole Foods
83	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$34.14	Sam's Club (U), Walmart (U)
84	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.31	Stop & Shop
85	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$15.90	Big Lots, Dick's Sporting Goods, Target (U)
86	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$14.03	buybuy BABY, Dick's Sporting Goods, Home Depot
87	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
88	Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	100%		89	89	$20.75	—
89	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.56	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
90	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		616	1,124	$18.00	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Wegmans
91	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	100%		249	249	$12.41	Home Depot, Super Stop & Shop
92	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.56	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
93	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		701	846	$13.82

AMC Theatres, American Freight Outlet Stores, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture

94	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$24.08	Harris Teeter, Marshalls, PetSmart
95	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$16.33	The Fresh Market
96	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.95	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
97	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.17	Lowes Foods
98	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.63	Harris Teeter
99	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$13.03	Lowes Foods
100	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$18.06	—
101	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	251	426	$17.75	Cost Plus World Market, Marshalls, Ross Dress for Less, Target (U)
102	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.21	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
103	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.53	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
104	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$17.80	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
105	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.58	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
106	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		162	162	$23.10	Fresh Thyme Farmers Market, HomeSense
107	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.45	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.44	Burlington, HomeGoods
109	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.34	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
110	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.95	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
111	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$16.78	Ashley Furniture HomeStore, Michaels, PGA Tour Superstore, Staples, Whole Foods
112	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.73	Giant Eagle
113	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.40	Giant Eagle
114	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.36	Burlington, Kohl's, Planet Fitness
115	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		318	580	$21.83	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
116	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$33.60	—
117	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	100%		251	386	$16.37	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
118	Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	100%		225	225	$9.55	ACME, Walmart
119	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	100%		386	386	$9.63	Christmas Tree Shops, Home Depot, Jo-Ann
120	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.76	Food Lion, Jo-Ann, Kohl's, Marshalls/HomeGoods
121	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$14.40	Marshalls, Michaels, Office Depot, T.J. Maxx, Total Wine & More, Walmart (U)
122	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	100%		167	174	$9.83	Dick's Sporting Goods, Kohl's
123	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.89	REI, Whole Foods
124	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$14.11	Kroger
125	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$6.30	—
126	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.19	Best Buy, Ross Dress for Less, Royal Furniture
127	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$25.27	—
128	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$18.06	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
129	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$12.33	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods, T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
130	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.18	Ross Dress for Less, Target (U)
131	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$22.33	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
132	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$18.66	Michaels, The Fresh Market
133	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$21.79	Barnes & Noble, Regal Cinemas, Skate Nation (U)
134	White Oak Village	Richmond, VA	Richmond	VA	100%		432	956	$16.13	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
135	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.61	Kroger
136	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.61	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
137	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.54	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
138	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$12.19	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				32,863	43,425
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements3 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment. In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Shopping Center Summary
Operating Centers – 100%	138	147	148	148	170
Wholly Owned - SITE	78	69	69	69	69
JV Portfolio	60	78	79	79	101

Owned and Ground Lease GLA – 100%	32,863	34,758	34,821	34,815	41,972
Wholly Owned - SITE	21,639	19,600	19,594	19,591	19,572
JV Portfolio – 100%	11,224	15,158	15,227	15,224	22,400
Unowned GLA – 100%	10,562	12,408	12,433	12,433	15,077

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.55	$17.22	$17.22	$17.19	$16.67
Base Rent PSF < 10K	$27.53	$27.27	$27.09	$27.04	$26.48
Base Rent PSF > 10K	$14.51	$14.24	$14.26	$14.24	$13.82
Commenced Rate	88.2%	89.0%	89.9%	89.9%	90.8%
Leased Rate	91.0%	91.4%	92.1%	92.5%	93.6%
Leased Rate < 10K SF	82.7%	82.6%	85.2%	85.7%	86.3%
Leased Rate > 10K SF	93.8%	94.2%	94.3%	94.8%	95.9%

Joint Venture (100%)
Base Rent PSF	$15.36	$15.14	$15.16	$15.10	$14.90
Leased Rate	89.3%	90.5%	91.7%	92.0%	93.4%
Leased Rate < 10K SF	82.6%	81.8%	83.5%	83.8%	85.0%
Leased Rate > 10K SF	91.9%	93.7%	94.7%	94.9%	96.3%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q20	19	122,056	$16.76	$17.40	(3.7%)	7.4	28	203,161	$16.97	9.0
3Q20	8	18,047	$35.25	$31.06	13.5%	7.7	17	156,919	$15.24	10.2
2Q20	7	72,186	$16.43	$13.13	25.1%	8.6	13	101,870	$19.87	8.8
1Q20	9	26,769	$25.77	$19.68	30.9%	7.6	19	59,616	$26.61	8.9
	43	239,058	$19.06	$17.40	9.5%	7.8	77	521,566	$18.12	9.2

Renewals
4Q20	47	522,326	$17.40	$17.77	(2.1%)	4.5	47	522,326	$17.40	4.5
3Q20	35	529,664	$17.63	$16.66	5.8%	4.8	35	529,664	$17.63	4.8
2Q20	24	264,130	$15.16	$14.13	7.3%	4.9	24	264,130	$15.16	4.9
1Q20	44	428,852	$18.69	$18.06	3.5%	6.4	44	428,852	$18.69	6.4
	150	1,744,972	$17.45	$16.95	2.9%	5.1	150	1,744,972	$17.45	5.1

New + Renewals
4Q20	66	644,382	$17.28	$17.70	(2.4%)	5.0	75	725,487	$17.28	5.7
3Q20	43	547,711	$18.21	$17.14	6.2%	5.0	52	686,583	$17.08	5.9
2Q20	31	336,316	$15.43	$13.91	10.9%	5.7	37	366,000	$16.47	6.2
1Q20	53	455,621	$19.10	$18.16	5.2%	6.5	63	488,468	$19.65	6.8
	193	1,984,030	$17.64	$17.01	3.7%	5.5	227	2,266,538	$17.60	6.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
4Q20	198,961	$17.05	$2.17	$3.65	$0.82	$6.64	$10.41	8.3
3Q20	95,419	$21.37	$3.43	$2.33	$0.79	$6.55	$14.82	10.2
2Q20	97,270	$19.62	$1.35	$7.72	$0.74	$9.81	$9.81	8.6
1Q20	46,817	$28.68	$3.09	$3.32	$1.58	$7.99	$20.69	8.6
	438,467	$19.80	$2.39	$4.15	$0.87	$7.41	$12.39	8.9

Renewals
4Q20	522,326	$17.51	$0.14	$0.00	$0.02	$0.16	$17.35	4.5
3Q20	529,664	$17.78	$0.00	$0.00	$0.00	$0.00	$17.78	4.8
2Q20	264,130	$15.76	$0.00	$0.00	$0.01	$0.01	$15.75	4.9
1Q20	428,852	$18.99	$0.84	$0.00	$0.06	$0.90	$18.09	6.4
	1,744,972	$17.69	$0.30	$0.00	$0.03	$0.33	$17.36	5.1

New + Renewals
4Q20	721,287	$17.38	$0.99	$1.52	$0.35	$2.86	$14.52	5.5
3Q20	625,083	$18.33	$0.93	$0.63	$0.22	$1.78	$16.55	5.7
2Q20	361,400	$16.80	$0.52	$2.97	$0.29	$3.78	$13.02	6.1
1Q20	475,669	$19.94	$1.11	$0.42	$0.25	$1.78	$18.16	6.7
	2,183,439	$18.11	$0.92	$1.24	$0.28	$2.44	$15.67	5.9

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q20	8	97,570	$7.76	$8.28	(6.3%)	17.0	17	127,309	$9.82	13.3
3Q20	4	5,125	$27.79	$30.20	(8.0%)	7.2	12	21,696	$20.66	7.9
2Q20	6	12,791	$16.01	$19.06	(16.0%)	5.6	9	62,180	$11.30	8.2
1Q20	6	125,650	$11.28	$11.46	(1.6%)	8.1	11	169,924	$11.88	9.6
	24	241,136	$10.46	$10.97	(4.6%)	10.5	49	381,109	$11.59	10.2

Renewals
4Q20	35	696,246	$9.40	$9.56	(1.7%)	4.2	35	696,246	$9.40	4.2
3Q20	39	578,038	$11.73	$11.17	5.0%	5.0	39	578,038	$11.73	5.0
2Q20	27	454,177	$10.54	$10.19	3.4%	5.0	27	454,177	$10.54	5.0
1Q20	61	306,913	$17.24	$16.97	1.6%	5.8	61	306,913	$17.24	5.8
	162	2,035,374	$11.50	$11.27	2.0%	5.0	162	2,035,374	$11.50	5.0

New + Renewals
4Q20	43	793,816	$9.20	$9.40	(2.1%)	5.6	52	823,555	$9.47	5.7
3Q20	43	583,163	$11.87	$11.34	4.7%	5.1	51	599,734	$12.06	5.2
2Q20	33	466,968	$10.69	$10.43	2.5%	5.1	36	516,357	$10.63	5.4
1Q20	67	432,563	$15.51	$15.37	0.9%	6.3	72	476,837	$15.33	6.8
	186	2,276,510	$11.39	$11.24	1.3%	5.5	211	2,416,483	$11.51	5.8

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
4Q20	127,309	$10.39	$1.21	$0.29	$0.43	$1.93	$8.46	13.3
3Q20	21,696	$21.89	$2.47	$0.36	$0.75	$3.58	$18.31	7.9
2Q20	62,180	$11.91	$1.76	$0.14	$0.21	$2.11	$9.80	8.2
1Q20	169,924	$12.37	$0.79	$3.82	$0.36	$4.97	$7.40	9.6
	381,109	$12.18	$1.19	$1.76	$0.40	$3.35	$8.83	10.2

Renewals
4Q20	696,246	$9.47	$0.00	$0.00	$0.02	$0.02	$9.45	4.2
3Q20	578,038	$11.87	$0.18	$0.00	$0.00	$0.18	$11.69	5.0
2Q20	454,177	$10.59	$0.00	$0.00	$0.01	$0.01	$10.58	5.0
1Q20	306,913	$17.70	$0.21	$0.01	$0.00	$0.22	$17.48	5.8
	2,035,374	$11.64	$0.09	$0.00	$0.01	$0.10	$11.54	5.0

New + Renewals
4Q20	823,555	$9.61	$0.44	$0.10	$0.17	$0.71	$8.90	5.7
3Q20	599,734	$12.23	$0.31	$0.02	$0.04	$0.37	$11.86	5.2
2Q20	516,357	$10.75	$0.32	$0.03	$0.05	$0.40	$10.35	5.4
1Q20	476,837	$15.80	$0.51	$1.91	$0.18	$2.60	$13.20	6.8
	2,416,483	$11.73	$0.40	$0.49	$0.12	$1.01	$10.72	5.8

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	10	$45	$4.50	0.0%	36	75	$2,197	$29.29	2.1%	37	85	$2,242	$26.38	0.7%
2021	30	794	12,400	$15.62	6.1%	149	363	10,415	$28.69	10.0%	179	1,157	22,815	$19.72	7.4%
2022	60	1,733	25,817	$14.90	12.7%	203	588	17,000	$28.91	16.3%	263	2,321	42,817	$18.45	13.9%
2023	74	2,129	30,587	$14.37	15.0%	181	534	15,906	$29.79	15.3%	255	2,663	46,493	$17.46	15.1%
2024	72	2,139	30,608	$14.31	15.0%	173	473	14,520	$30.70	13.9%	245	2,612	45,128	$17.28	14.7%
2025	67	1,893	31,806	$16.80	15.6%	146	437	11,687	$26.74	11.2%	213	2,330	43,493	$18.67	14.1%
2026	46	1,370	19,557	$14.28	9.6%	77	277	8,164	$29.47	7.8%	123	1,647	27,721	$16.83	9.0%
2027	23	733	13,502	$18.42	6.6%	49	179	5,063	$28.28	4.9%	72	912	18,565	$20.36	6.0%
2028	17	519	8,014	$15.44	3.9%	57	194	5,830	$30.05	5.6%	74	713	13,844	$19.42	4.5%
2029	20	589	10,661	$18.10	5.2%	50	176	5,307	$30.15	5.1%	70	765	15,968	$20.87	5.2%
2030	22	571	8,686	$15.21	4.3%	62	186	5,686	$30.57	5.5%	84	757	14,372	$18.99	4.7%
Thereafter	18	653	11,860	$18.16	5.8%	20	104	2,494	$23.98	2.4%	38	757	14,354	$18.96	4.7%
Total	450	13,133	$203,543	$15.50	100.0%	1,203	3,586	$104,269	$29.08	100.0%	1,653	16,719	$307,812	$18.41	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	10	45	$4.50	0.0%	33	70	$2,067	$29.53	2.0%	34	80	$2,112	$26.40	0.7%
2021	8	197	4,349	$22.08	2.1%	102	216	6,409	$29.67	6.1%	110	413	10,758	$26.05	3.5%
2022	12	255	3,744	$14.68	1.8%	116	316	8,782	$27.79	8.4%	128	571	12,526	$21.94	4.1%
2023	4	85	2,295	$27.00	1.1%	96	245	7,022	$28.66	6.7%	100	330	9,317	$28.23	3.0%
2024	11	214	3,491	$16.31	1.7%	98	227	7,644	$33.67	7.3%	109	441	11,135	$25.25	3.6%
2025	12	259	3,499	$13.51	1.7%	83	213	5,591	$26.25	5.4%	95	472	9,090	$19.26	3.0%
2026	8	186	3,628	$19.51	1.8%	57	163	4,738	$29.07	4.5%	65	349	8,366	$23.97	2.7%
2027	13	300	6,162	$20.54	3.0%	67	183	5,918	$32.34	5.7%	80	483	12,080	$25.01	3.9%
2028	21	403	6,160	$15.29	3.0%	75	232	7,223	$31.13	6.9%	96	635	13,383	$21.08	4.3%
2029	10	295	4,324	$14.66	2.1%	61	172	5,012	$29.14	4.8%	71	467	9,336	$19.99	3.0%
2030	14	387	6,124	$15.82	3.0%	59	170	4,668	$27.46	4.5%	73	557	10,792	$19.38	3.5%
Thereafter	336	10,542	159,722	$15.15	78.5%	356	1,379	39,195	$28.42	37.6%	692	11,921	198,917	$16.69	64.6%
Total	450	13,133	$203,543	$15.50	100.0%	1,203	3,586	$104,269	$29.08	100.0%	1,653	16,719	$307,812	$18.41	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	4	80	$1,070	$13.38	1.4%	29	43	$1,133	$26.35	1.9%	33	123	$2,203	$17.91	1.6%
2021	20	624	7,485	$12.00	9.5%	146	308	7,979	$25.91	13.6%	166	932	15,464	$16.59	11.3%
2022	25	720	8,980	$12.47	11.4%	158	404	9,760	$24.16	16.6%	183	1,124	18,740	$16.67	13.6%
2023	33	914	11,400	$12.47	14.5%	141	387	8,699	$22.48	14.8%	174	1,301	20,099	$15.45	14.6%
2024	36	1,383	13,026	$9.42	16.6%	146	398	9,360	$23.52	15.9%	182	1,781	22,386	$12.57	16.3%
2025	28	855	9,664	$11.30	12.3%	115	298	6,782	$22.76	11.5%	143	1,153	16,446	$14.26	12.0%
2026	27	805	8,862	$11.01	11.3%	51	150	3,785	$25.23	6.4%	78	955	12,647	$13.24	9.2%
2027	9	195	3,070	$15.74	3.9%	37	126	3,567	$28.31	6.1%	46	321	6,637	$20.68	4.8%
2028	12	324	3,953	$12.20	5.0%	29	69	2,227	$32.28	3.8%	41	393	6,180	$15.73	4.5%
2029	7	182	2,462	$13.53	3.1%	41	130	3,339	$25.68	5.7%	48	312	5,801	$18.59	4.2%
2030	5	135	1,659	$12.29	2.1%	22	47	1,231	$26.19	2.1%	27	182	2,890	$15.88	2.1%
Thereafter	10	479	6,818	$14.23	8.7%	8	34	996	$29.29	1.7%	18	513	7,814	$15.23	5.7%
Total	216	6,696	$78,449	$11.72	100.0%	923	2,394	$58,858	$24.59	100.0%	1,139	9,090	$137,307	$15.11	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	4	80	1,070	$13.38	1.4%	25	35	$919	$26.26	1.6%	29	115	$1,989	$17.30	1.4%
2021	3	72	1,142	$15.86	1.5%	108	213	5,540	$26.01	9.4%	111	285	6,682	$23.45	4.9%
2022	5	106	1,388	$13.09	1.8%	104	235	5,849	$24.89	9.9%	109	341	7,237	$21.22	5.3%
2023	8	152	2,449	$16.11	3.1%	102	253	5,714	$22.58	9.7%	110	405	8,163	$20.16	5.9%
2024	3	41	443	$10.80	0.6%	86	215	5,207	$24.22	8.8%	89	256	5,650	$22.07	4.1%
2025	4	57	926	$16.25	1.2%	81	182	3,998	$21.97	6.8%	85	239	4,924	$20.60	3.6%
2026	5	87	1,339	$15.39	1.7%	53	119	2,906	$24.42	4.9%	58	206	4,245	$20.61	3.1%
2027	3	46	675	$14.67	0.9%	52	149	4,317	$28.97	7.3%	55	195	4,992	$25.60	3.6%
2028	3	81	1,326	$16.37	1.7%	48	137	3,472	$25.34	5.9%	51	218	4,798	$22.01	3.5%
2029	12	296	2,975	$10.05	3.8%	64	170	4,300	$25.29	7.3%	76	466	7,275	$15.61	5.3%
2030	10	262	3,459	$13.20	4.4%	40	99	2,369	$23.93	4.0%	50	361	5,828	$16.14	4.2%
Thereafter	156	5,416	61,257	$11.31	78.1%	160	587	14,267	$24.30	24.2%	316	6,003	75,524	$12.58	55.0%
Total	216	6,696	$78,449	$11.72	100.0%	923	2,394	$58,858	$24.59	100.0%	1,139	9,090	$137,307	$15.11	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC